Execution Version 0088-0076\00034775.008 AMENDMENT NO. 1 TO SECOND AMENDED AND RESTATED NOTE PURCHASE AND PRIVATE SHELF AGREEMENT Dated January 16, 2026, and effective as of December 22, 2025 PGIM, Inc. Prudential Arizona Reinsurance Universal Company The Prudential Insurance Company of America Fortitude Life Insurance & Annuity Company f/k/a Prudential Annuities Life Assurance Corporation The Prudential Life Insurance Company, Ltd. The Gibraltar Life Insurance Co., Ltd. Pruco Life Insurance Company PICA Hartford Life Insurance Comfort Trust Zurich American Insurance Company The Lincoln National Life Insurance Company Private Placement Trust Investors, LLC Prudential Arizona Reinsurance Captive Company Aargauische Pensionskasse c/o PGIM Private Credit 2200 Ross Avenue, Suite 4300W Dallas, Texas 75201 Ladies and Gentlemen: We refer to the Note Purchase and Private Shelf Agreement, originally dated as of December 23, 2008, as amended and restated as of September 12, 2013, and as further amended and restated as of December 22, 2022 (the “Second Amended and Restated Note Purchase and Private Shelf Agreement” or “Agreement”) among WBI Energy Transmission, Inc. (the “Company”) and PGIM, Inc. (for itself and as investment manager for each entity listed on the signature pages hereto) (the “Existing Purchasers”), and as pursuant to which the Company has issued and certain of the Existing Purchasers have purchased (i) 4.61% Senior Notes, Series D, due 2028, of the Company in the aggregate principal amount of $25,000,000; (ii) 4.91% Senior Notes, Series F, due 2031, of the Company in the aggregate principal amount of $40,000,000; (iii) 4.18% Senior Notes, Series G, due 2033, of the Company in the aggregate principal amount of $40,000,000; (iv) 4.17% Senior Notes, Series H, due 2034, of the Company in the aggregate principal amount of $45,000,000; (v) 3.26% Senior Notes, Series I, due 2035, of the Company in the aggregate principal amount of $25,000,000; (vi) 6.67% Senior Notes, Series J, due 2030, of the Company in the aggregate Exhibit 10.2

2 principal amount of $40,000,000; and (vii) 6.29% Senior Notes, Series K, due 2045, of the Company in the aggregate principal amount of $20,000,000. Each Existing Purchaser, together with each other Prudential Affiliate which becomes bound to the Agreement as provided in the Agreement, is referred to herein as a “Purchaser”, and collectively as the “Purchasers”. Unless otherwise defined herein, the terms defined in the Agreement shall be used herein as therein defined. The Issuance Period of the Facility provided for in the Agreement expired by its terms on December 22, 2025. The Company desires to amend the Agreement to extend the Issuance Period under the Agreement to December 22, 2028 pursuant to this letter amendment to the Agreement (“Amendment No. 1”). The Available Facility Amount is $115,000,000 as of the date hereof. Therefore, Prudential, the Purchasers and the Company, in consideration of the mutual promises and agreements set forth herein and in the Agreement, agree as follows: (a) Section 2.3. Section 2.3 of the Agreement is amended in full to read as follows: “2.3 Issuance Period. Shelf Notes may be issued and sold pursuant to this Agreement until the earlier of (i) December 22, 2028 (or if such date is not a Business Day, the Business Day next preceding such day) and (ii) the thirtieth day after Prudential shall have given to the Company, or the Company shall have given to Prudential, a notice stating that it elects to terminate the issuance and sale of Shelf Notes pursuant to this Agreement (or if such thirtieth day is not a Business Day, the Business Day next preceding such thirtieth day). The period during which Shelf Notes may be issued and sold pursuant to this Agreement is herein called the ‘Issuance Period’.” (b) Structuring Fee. The Company will pay to Prudential in immediately available funds a structuring fee at the time of the execution and delivery of this Amendment No. 1 by the Company, Prudential and the Existing Purchasers, in an amount equal to $75,000. On and after the effective date of this Amendment No. 1, each reference in the Agreement to “this Agreement”, “hereunder”, “hereof”, or words of like import referring to the Agreement, and each reference in the Notes to “the Agreement”, “thereunder”, “thereof”, or words of like import referring to the Agreement, shall mean the Agreement as amended by this Amendment No. 1. The Agreement, as amended by this Amendment No. 1, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Amendment No. 1 shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy under the Agreement nor constitute a waiver of any provision of the Agreement. This Amendment No. 1 may be executed in any number of counterparts and by any combination of the parties hereto in separate counterparts, each of which counterparts shall be an original and all of which taken together shall constitute one and the same amendment. [Remainder of Page Intentionally Left Blank; Signature Pages Follow.]

If you agree to the terms and provisions hereof, please evidence your agreement by executing and returning a counterpart of this Amendment No. 1 to the Company, 1250 West Century Avenue, Bismarck, North Dakota 58503, Attention of Brent Miller, Treasurer. This Amendment No. 1 shall become effective as of the date first above written when and if counterparts of this Amendment No. 1 shall have been executed by the Company and each of the Existing Purchasers. Very truly yours, WBI ENERGY TRANSMISSION, INC. By: _________________________ Brent Miller Treasurer Agreed as of the date first above written: PGIM, INC. By:___________________________________ Vice President PRUDENTIAL ARIZONA REINSURANCE UNIVERSAL COMPANY, as Successor by Merger to Prudential Universal Reinsurance Company By: PGIM, Inc., as investment manager By:___________________________________ Vice President THE PRUDENTIAL INSURANCE COMPANY OF AMERICA By: PGIM, Inc., as investment manager By:___________________________________ Vice President

Ifyou agree to the terms and provisions hereof, please evidence your agreement by executing and returning a counterpart of this Amendment No. Ito the Company, 1250 West Century Avenue, Bismarck, North Dakota 58503, Attention of Brent Miller, Treasurer. This Amendment No. 1 shall become effective as of the date first above written when and if counterparts of this Amendment No. 1 shall have been executed by the Company and each of the Existing Purchasers. Very truly yours, WBI ENERGY TRANSMISSION, INC. By: _____________________ Brent Miller Treasurer Agreed as of the date first above written: PGIM, INC. Vice President PRUDENTIAL ARIZONA REINSURANCE UNWERSAL COMPANY, as Successor by Merger to Prudential Universal Reinsurance Company By: PGIM, Inc., as investment manager By:_________________________ Vice President THE PRUDENTIAL INSURANCE COMPANY OF AMERICA By: PGIM, Inc., as investment manager By:__________________ Vice President

FORTITUDE LIFE INSURANCE & ANNuITY COMPANY, F/K/A PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION By: The Prudential Insurance Company of America, as administrator By: PGIM, Inc., as Investment Manager By: Vice President THE PRUDENTIAL LIFE INSURANCE COMPANY, LTD. By: PGIM Japan Co., Ltd., as Investment Manager By: PGIM, Inc., as Sub-Adviser Vice President THE GIBRALTAR LIFE INSURANCE CO., LTD. By: PGIM Japan Co., Ltd., as Investment Manager By: PGIM, Inc., as Sub-Adviser Vice President PRUCO LIFE INSURANCE COMPANY By: PGIM, Inc., as investment manager Vice President

PICA HARTFORD LIFE INSURANCE COMFORT TRUST By: The Prudential Insurance Company of America, as grantor By: PGIM, Inc., as investment manager Vice President ZURICH AMERICAN INSURANCE COMPANY By: PGIM Private Placement Investors, LP. (as Investment Advisor) By: PGIM Private Placement Investors, Inc. (as its General Partner) By: Vice President THE LINCOLN NATIONAL LIFE INSURANCE COMPANY By: PGIM Private Placement Investors, L.P. (as Investment Advisor) By: PGIM Private Placement Investors, Inc. (as its General Partner) By: ice President PRIVATE PLACEMENT TRUST INVESTORS, LLC By: PGIM Private Placement Investors, L.P., as Managing Member By: PGIM Private Placement Investors, Inc., as its General Partner By ice President

PRUDENTIAL ARIZONA RE1NSURANCE CAPTIVE COMPANY By: PG1M Inc., as investment manager By:___ Vice President AARGAUISCHE PENSIONSKASSE By: PGIM Private Placement Investors, L.P. (as Investment Advisor) By: PGIM Private Placement Investors, Inc. (as its General Partner) By:___________________________ Vice President